WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
of WT Mutual Fund

Supplement dated July 2, 2007 to the Prospectuses, as defined below.
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager International Fund (the “International Fund” or “Fund”) dated November 1, 2006 and should be read in conjunction with those Prospectuses.
          In the section under the heading “Summary” and sub-heading “Principal Investment Strategies,” Principal Global Investors, LLC and Parametric Portfolio Associates, LLC should be added to the list of sub-advisers to the International Fund.
          The following paragraphs should be inserted at the end of the section under the heading “Principal Investment Strategies” and sub-heading “Strategies of Sub-Advisers to the International Fund”:
Principal Global Investors, LLC (“PGI”)
PGI’s international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent out-performance. The firm’s stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.
PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.
Parametric Portfolio Associates, LLC (“PPA”)
PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.
Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.
PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.
PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA’s country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.
          The following paragraphs should be inserted under the heading “Fund Management” and sub-heading “Portfolio Managers-Investment Adviser and Sub-Advisers”:
Principal Global Investors, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company (“Principal”). PGI is under common control with Princor Financial Services Corporation (“Princor”). PGI is a sub-adviser to Principal Management Corporation (“Principal Management”). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors. As of March 31, 2007, PGI had assets under management in excess of $200 billion, inclusive of assets managed by its affiliates.
PGI has designated Michael L. Reynal to serve as lead portfolio manager for its portion of the Fund’s assets. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd. He received an M.B.A. from the Amos Tuck School at Dartmouth College, an M.A. from Cambridge University and B.A. from Middlebury College.
Parametric Portfolio Associates, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. Through its parent company, Eaton Vance Acquisitions (“EVA”), PPA is a majority owned subsidiary of Eaton Vance Corp. (“EVC”). Through a subsidiary, EVC owns 100% of Eaton Vance Distributors, Inc., which serves as principal underwriter and distributor for the Eaton Vance Funds. EVC directly or indirectly owns 100% of Boston Management and Research, 70% of Atlanta Capital Management Company and 80% of Fox Asset Management. As of March 1, 2007, PPA had assets under management in excess of $19 billion.

Investment policy decisions for PPA’s emerging markets strategy are made on a team basis by its Emerging Markets Investment Committee consisting of voting members David Stein and Tom Seto.
David M. Stein, Ph.D. is PPA’s Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Dr. Stein earned both a B.S. and M.S. from the University of Witwatersrand, South Africa and a Ph.D. from Harvard University.
Thomas C. Seto is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1990, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors. He received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.
          The following expense table and expense example should be inserted in the section under the heading “Fees and Expenses”:
Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Institutional Shares	A Shares
Management fees[1]	0.90%	0.90%
Distribution (Rule 12b-1) fee	N/A	0.25%
Other expenses	0.25%	0.25%
Total Annual Operating Expenses	1.15%	1.40%
Waivers/Reimbursements[2]	(0.01)%	(0.01)%
Net Expenses	1.14%	1.39%

[1]	Management fees have been restated to reflect the addition of three new sub-advisers, Dimensional Fund Advisors LP, Principal Global Investors, LLC and Parametric Portfolio Associates, LLC.

[2]	Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates.

          Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that (a) you reinvested all dividends and other distributions, (b) the average annual return was 5%, (c) the Fund’s total operating expenses (reflecting contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods, and (d) you redeemed all of your investment at the end of each time period.

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$365	$633	$1,398
A Shares	$488	$778	$1,089	$1,971
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.